Simple Agreements for Future Equity	12 Months Ended
Dec. 31, 2024
Other Liabilities Disclosure [Abstract]
Simple Agreements for Future Equity

7.Simple Agreements for Future Equity

The Company issued simple agreements for future equity (the “Legacy Oklo SAFEs”) to investors (the “SAFEs”) prior to the Business Combination. The SAFEs allowed investors to purchase equity at a negotiated price at the time of each investor’s entry into such agreement with each investor receiving equity in the future with no set time for conversion. The SAFEs provided for conversion on an equity financing, as further described below, if such equity financing is consummated. The SAFEs generally focused on equity rounds; however, there were terms included for a liquidity event (as further described below) or dissolution event, which allowed for conversion into equity or cash at the option of the holder under certain circumstances. The Company determined that the SAFEs were not a legal form of an outstanding share or a legal form debt (i.e., no creditors’ rights), therefore, the Company evaluated the SAFEs to determine whether they must be classified as a liability under ASC 480, Distinguishing Liabilities from Equity.

During the years ended December 31, 2024 and 2023, the Company issued SAFEs in exchange for aggregate proceeds of $10,232 and $18,985, respectively. For the years ended December 31, 2024 and 2023, the Company received total cash proceeds of $10,232 and $19,325, respectively.

Pursuant the terms of the SAFEs, upon a future equity financing involving preferred shares, SAFEs will settle into a number of preferred shares equal to the greater of (i) the number of shares of standard preferred stock equal to the amount invested under the SAFE divided by the lowest price per share of the standard preferred stock, or (ii) the invested amount of the SAFE divided by a discounted price to the price investors pay to purchase the standard preferred shares in the financing (with such discounted price calculated by reference to a valuation cap). Alternatively, upon the occurrence of a change of control, a direct listing or an initial public offering (described as a “liquidity event”) (other than a qualified financing), the investors had the option to receive either (i) cash payment equal to the invested amount under such SAFE, or (ii) a number of shares of common stock equal to the invested amount divided by the liquidity price set forth in the applicable SAFE. Given the SAFEs included a provision allowing for the investors to receive a portion of the proceeds upon a change of control equal to the greater of their investment amount or the amount payable based upon a number of shares of common stock equal to the investment amount divided by the liquidity price, the occurrence of which is outside the control of the Company, this provision required the SAFEs to be classified as a liability pursuant to ASC 480 because a change in control is an event that was considered not under the sole control of the Company (see Note 8).

Further, if a dissolution event occurred prior to the termination of the SAFEs, the investors would have been entitled to receive a portion of the related proceeds equal to the purchase amount (or the amount received for the SAFE).

In connection with and prior to the Business Combination, the Company and the SAFE investors amended the SAFEs to convert in connection with the consummation of the Business Combination, all of which converted at the Closing as follows:

	Outstanding
	Principal	Legacy Oklo
	Balance	Price Per	Legacy Oklo		Class A Common
	of SAFEs	Share Upon	Common	Exchange	Stock Issued at
Legacy Oklo SAFEs	Before Closing	Conversion	Stock Issuable	Ratio	Closing (1)
Valuation cap of $300,000,000	$13,995	$22.445945	623,487	6.062	3,779,578
Valuation cap of $500,000,000	28,562	37.409909	763,496	6.062	4,628,316
Total	$42,557		1,386,983		8,407,894
(1)	For further details, refer to Note 3.

As of December 31, 2024 and 2023, the outstanding principal balances for the SAFEs were $0 and $32,325, respectively.